Blanket Bond Insurance Agreement

This Agreement is made as of the 9th day of October, 2022, by and among the investment companies listed in Appendix A (collectively referred to herein as the “Funds”), First Trust Advisors L.P. (the “Advisor”) and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the “Parties”).

Witnesseth:

Whereas, the Parties have agreed to acquire a joint insured policy (the “Policy”) issued by ICI Mutual Insurance Company containing broker’s blanket bond coverage (“Blanket Bond Coverage”) which shall cover all Parties;

Whereas, the total amount of the Blanket Bond Coverage under the Policy will be $37,000,000 (“Bond Amount”) based upon the determination of each Fund’s Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $34,275,000 (“Basic Bond Coverage”) as provided in Appendix B;

Whereas, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

The Parties, therefore, agree that:

1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

2. Losses.

(a) General. The Policy is a “claims made” insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a “Blanket Bond Loss.” Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

(b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days’ written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party’s rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

In Witness Whereof, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund

First Trust Enhanced Equity Income Fund

First Trust Senior Floating Rate Income Fund II

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

First Trust/abrdn Global Opportunity Income Fund

First Trust Mortgage Income Fund

First Trust/abrdn Emerging Opportunity Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust High Income Long/Short Fund

First Trust Energy Infrastructure Fund

First Trust MLP and Energy Income Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust New Opportunities MLP & Energy Fund

First Trust Dynamic Europe Equity Income Fund

First Trust High Yield Opportunities 2027 Term Fund

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Series Fund

First Trust Variable Insurance Trust

By __/s/ Kristi A. Maher___________________________

            Kristi A. Maher, Assistant Secretary

First Trust Advisors L.P.

First Trust Portfolios L.P.

By __/s/ Kristi A. Maher___________________________

            Kristi A. Maher, Deputy General Counsel

Appendix A

Closed-End Funds

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

First Trust Energy Income and Growth Fund

First Trust Enhanced Equity Income Fund

First Trust/abrdn Global Opportunity Income Fund

First Trust Mortgage Income Fund

First Trust/abrdn Emerging Opportunity Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust Senior Floating Rate Income Fund II

First Trust High Income Long/Short Fund

First Trust Energy Infrastructure Fund

First Trust MLP and Energy Income Fund

First Trust New Opportunities MLP & Energy Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust Dynamic Europe Equity Income Fund

First Trust High Yield Opportunities 2027 Term Fund

Exchange-Traded Funds

First Trust Exchange-Traded Fund

First Trust Dow Jones Select MicroCap Index Fund

First Trust Morningstar Dividend Leaders Index Fund

First Trust US Equity Opportunities ETF

First Trust NASDAQ-100 Equal Weighted Index Fund

First Trust NASDAQ-100-Technology Sector Index Fund

First Trust NYSE Arca Biotechnology Index Fund

First Trust Dow Jones Internet Index Fund

First Trust Capital Strength ETF

First Trust Dividend Strength ETF

First Trust Value Line® Dividend Index Fund

First Trust NASDAQ-100 Ex-Technology Sector Index Fund

First Trust NASDAQ® Clean Edge® Green Energy Index Fund

First Trust S&P REIT Index Fund

First Trust Chindia ETF

First Trust Natural Gas ETF

First Trust Water ETF

First Trust NASDAQ® ABA Community Bank Index Fund

First Trust Dorsey Wright People’s Portfolio ETF

First Trust Dow 30 Equal Weight ETF

First Trust Lunt U.S. Factor Rotation ETF

FT Cboe Vest Gold Strategy Quarterly Buffer ETF

FT Cboe Vest Gold Strategy Target Income ETF

First Trust Exchange-Traded Fund II

First Trust STOXX® European Select Dividend Index Fund

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

First Trust Dow Jones Global Select Dividend Index Fund

First Trust Global Wind Energy ETF

First Trust Alerian US NextGen Infrastructure ETF

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund

First Trust Indxx Global Natural Resources Income ETF

First Trust Indxx Global Agriculture ETF

First Trust BICK Index Fund

First Trust Indxx NextG ETF

First Trust S-Network Future Vehicles & technology ETF

First Trust Cloud Computing ETF

First Trust International Equity Opportunities ETF

First Trust Nasdaq Cybersecurity ETF

First Trust IPOX® Europe Equity Opportunities ETF

First Trust Dow Jones International Internet ETF

First Trust Nasdaq Lux Digital Health Solutions ETF

First Trust Indxx Metaverse ETF

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Large Cap Core AlphaDEX® Fund

First Trust Mid Cap Core AlphaDEX® Fund

First Trust Small Cap Core AlphaDEX® Fund

First Trust Large Cap Value AlphaDEX® Fund

First Trust Large Cap Growth AlphaDEX® Fund

First Trust Multi Cap Value AlphaDEX® Fund

First Trust Multi Cap Growth AlphaDEX® Fund

First Trust Consumer Discretionary AlphaDEX®Fund

First Trust Consumer Staples AlphaDEX® Fund

First Trust Energy AlphaDEX® Fund

First Trust Financials AlphaDEX® Fund

First Trust Health Care AlphaDEX® Fund

First Trust Industrials/Producer Durables AlphaDEX® Fund

First Trust Materials AlphaDEX® Fund

First Trust Technology AlphaDEX® Fund

First Trust Utilities AlphaDEX® Fund

First Trust Mid Cap Growth AlphaDEX® Fund

First Trust Mid Cap Value AlphaDEX® Fund

First Trust Small Cap Growth AlphaDEX® Fund

First Trust Small Cap Value AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Developed Markets ex-US AlphaDEX® Fund

First Trust Emerging Markets AlphaDEX® Fund

First Trust Asia Pacific ex-Japan AlphaDEX® Fund

First Trust Europe AlphaDEX® Fund

First Trust Latin America AlphaDEX® Fund

First Trust Brazil AlphaDEX® Fund

First Trust China AlphaDEX® Fund

First Trust Japan AlphaDEX® Fund

First Trust Germany AlphaDEX® Fund

First Trust United Kingdom AlphaDEX® Fund

First Trust India NIFTY 50 Equal Weight ETF

First Trust Switzerland AlphaDEX® Fund

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund

First Trust Emerging Markets Small Cap AlphaDEX® Fund

First Trust Eurozone AlphaDEX® ETF

First Trust Exchange-Traded Fund III

First Trust Preferred Securities and Income ETF

First Trust Managed Municipal ETF

First Trust Long/Short Equity ETF

First Trust Emerging Markets Local Currency Bond ETF

First Trust RiverFront Dynamic Developed International ETF

First Trust RiverFront Dynamic Europe ETF

First Trust RiverFront Dynamic Emerging Markets ETF

First Trust Horizon Managed Volatility Domestic ETF

First Trust Horizon Managed Volatility Developed International ETF

First Trust California Municipal High Income ETF

First Trust Institutional Preferred Securities and Income ETF

First Trust Municipal High Income ETF

First Trust Ultra Short Duration Municipal ETF

First Trust Short Duration Managed Municipal ETF

First Trust Merger Arbitrage ETF

First Trust Horizon Managed Volatility Small/Mid ETF

First Trust New York Municipal High Income ETF

First Trust Exchange-Traded Fund IV

First Trust North American Energy Infrastructure Fund

First Trust Tactical High Yield ETF

First Trust Senior Loan Fund

First Trust Enhanced Short Maturity ETF

First Trust High Income Strategic Focus ETF

First Trust Low Duration Opportunities ETF

First Trust SSI Strategic Convertible Securities ETF

First Trust EIP Carbon Impact ETF

First Trust Long Duration Opportunities ETF

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF ®

First Trust Limited Duration Investment Grade Corporate ETF

First Trust Exchange-Traded Fund V

First Trust Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI

First Trust NASDAQ Technology Dividend Index Fund

Multi-Asset Diversified Income Index Fund

First Trust S&P International Dividend Aristocrats ETF

First Trust BuyWrite Income ETF

First Trust Nasdaq BuyWrite Income ETF

First Trust Rising Dividend Achievers ETF

First Trust Dorsey Wright Focus 5 ETF

First Trust RBA American Industrial Renaissance® ETF

First Trust Dorsey Wright Momentum & Dividend ETF

First Trust Dorsey Wright International Focus 5 ETF

First Trust Dorsey Wright Dynamic Focus 5 ETF

First Trust S-Network E-Commerce ETF

First Trust SMID Cap Rising Dividend Achievers ETF

First Trust Indxx Innovative Transaction & Process ETF

First Trust Nasdaq Artificial Intelligence and Robotics ETF

First Trust Nasdaq Bank ETF

First Trust Nasdaq Food & Beverage ETF

First Trust Nasdaq Oil & Gas ETF

First Trust Nasdaq Pharmaceuticals ETF

First Trust Nasdaq Semiconductor ETF

First Trust Nasdaq Transportation ETF

Developed International Equity Select ETF

Emerging Markets Equity Select ETF

Large Cap US Equity Select ETF

Mid Cap US Equity Select ETF

Small Cap US Equity Select ETF

US Equity Dividend Select ETF

First Trust Dorsey Wright DALI 1 ETF

First Trust Dorsey Wright Momentum & Value ETF

First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust International Developed Capital Strength ETF

First Trust Indxx Medical Devices ETF

First Trust S-Network Streaming & Gaming ETF

First Trust Exchange-Traded Fund VII

First Trust Global Tactical Commodity Strategy Fund

First Trust Alternative Absolute Return Strategy ETF

First Trust Exchange-Traded Fund VIII

First Tryst Flexible Municipal High Income ETF

First Trust Income Opportunities ETF

First Trust TCW Opportunistic Fixed Income ETF

EquityCompass Risk Manager ETF

First Trust TCW Unconstrained Plus Bond ETF

First Trust Low Duration Strategic Focus ETF

FT Cboe Vest Fund of Buffer ETFs

FT Cboe Vest U.S. Equity Buffer ETF-August

FT Cboe Vest U.S. Equity Deep Buffer ETF-August

FT Cboe Vest U.S. Equity Buffer ETF-November

FT Cboe Vest U.S. Equity Deep Buffer ETF-November

FT Cboe Vest U.S. Equity Buffer ETF-February

FT Cboe Vest U.S. Equity Deep Buffer ETF-February

FT Cboe Vest U.S. Equity Buffer ETF-May

FT Cboe Vest U.S. Equity Deep Buffer ETF-May

FT Cboe Vest U.S. Equity Buffer ETF-June

FT Cboe Vest U.S. Equity Deep Buffer ETF-June

FT Cboe Vest U.S. Equity Buffer ETF – July

FT Cboe Vest U.S. Equity Deep Buffer ETF - July

FT Cboe Vest U.S. Equity Buffer ETF- September

FT Cboe Vest U.S. Equity Deep Buffer ETF- September

First Multi-Manager Large Growth ETF

First Trust TCW Securitized Plus ETF

First Trust Active Factor Large Cap ETF

First Trust Active Factor Mid Cap ETF

First Trust Active Factor Small Cap ETF

FT Cboe Vest U.S. Equity Buffer ETF- October

FT Cboe Vest U.S. Equity Deep Buffer ETF- October

FT Cboe Vest U.S. Equity Buffer ETF - December

FT Cboe Vest U.S. Equity Deep Buffer ETF - December

FT Cboe Vest Nasdaq-100® Buffer ETF - December

FT Cboe Vest International Equity Buffer ETF - December

FT Cboe Vest Fund of Deep Buffer ETFs

FT Cboe Vest U.S. Equity Deep Buffer ETF - January

FT Cboe Vest U.S. Equity Buffer ETF - January

FT TCW Emerging Markets Debt ETF

FT Cboe Vest U.S. Equity Buffer ETF - March

FT Cboe Vest U.S. Equity Deep Buffer ETF - March

FT Cboe Vest Nasdaq-100® Buffer ETF - March

FT Cboe Vest International Equity Buffer ETF - March

FT Cboe Vest U.S. Equity Buffer ETF - April

FT Cboe Vest U.S. Equity Deep Buffer - April

First Trust Innovation Leaders ETF

First Trust TCW ESG Premier Equity ETF

First Trust Expanded Technology ETF

FT Cboe Vest International Equity Buffer ETF- June

FT Cboe Vest Nasdaq- 100® Buffer ETF - June

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June

First Trust SkyBridge Crypto Industry and Digital Economy ETF

FT Cboe Vest Nasdaq-100 Buffer ETF- September

FT Cboe Vest International Equity Buffer ETF- September

First Trust Multi-Manager Small Cap Opportunities ETF

FT Cboe Vest Buffered Allocation Defensive ETF

FT Cboe Vest Buffered Allocation Growth ETF

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF- December

FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs

Open End Funds

First Trust Series Fund

First Trust Preferred Securities and Income Fund

First Trust/Confluence Small Cap Value Fund

First Trust Short Duration High Income Fund

First Trust Managed Municipal Fund

First Trust Variable Insurance Trust

First Trust/Dow Jones Dividend & Income Allocation Portfolio

First Trust Multi Income Allocation Portfolio

First Trust Dorsey Wright Tactical Core Portfolio

First Trust Capital Strength Portfolio

First Trust International Developed Capital Strength Portfolio

Appendix B

First Trust Series Fund
First Trust Preferred Securities and Income Fund	N/A
First Trust/Confluence Small Cap Value Fund	N/A
First Trust Short Duration High Income Fund	N/A
First Trust Managed Municipal Fund	N/A
Sub-Total	$750,000

First Trust Variable Insurance Trust
First Trust Dow Jones Dividend & Income Allocation Portfolio	N/A
First Trust Dorsey Wright Tactical Core Portfolio	N/A
First Trust Capital Strength Portfolio	N/A
First Trust International Developed Capital Strength Portfolio	N/A
First Trust Multi Income Allocation Portfolio	N/A
Sub-Total	$1,250,000

First Trust Closed-End Funds
First Trust Senior Floating Rate Income Fund II	$750,000
First Trust Energy Income and Growth Fund	$750,000
First Trust Enhanced Equity Income Fund	$750,000
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	$525,000
First Trust /abrdn Global Opportunity Income Fund	$450,000
First Trust Mortgage Income Fund	$400,000
First Trust/abrdn Emerging Opportunity Fund	$400,000
First Trust Specialty Finance & Financial Opportunities Fund	$400,000
First Trust High Income Long/Short Fund	$900,000
First Trust Energy Infrastructure Fund	$750,000
First Trust MLP and Energy Income Fund	$900,000
First Trust Intermediate Duration Preferred & Income Fund	$1,250,000
First Trust New Opportunities MLP & Energy Fund	$600,000
First Trust Dynamic Europe Equity Income Fund	$600,000
First Trust High Yield Opportunities 2027 Term Fund	$1,000,000
Sub-Total	$10,425,000

First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	N/A
First Trust Morningstar Dividend Leaders Index Fund	N/A
First Trust US Equity Opportunities ETF	N/A
First Trust NASDAQ-100 Equal Weighted Index Fund	N/A
First Trust NASDAQ-100-Technology Sector Index Fund	N/A
First Trust NYSE Arca Biotechnology Index Fund	N/A
First Trust Dow Jones Internet Index Fund	N/A
First Trust Capital Strength ETF	N/A
First Trust Total US Market AlphaDEX® Fund	N/A
First Trust Value Line® Dividend Index Fund	N/A
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	N/A
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	N/A
First Trust S&P REIT Index Fund	N/A
First Trust Chindia ETF	N/A
First Trust Natural Gas ETF	N/A
First Trust Water ETF	N/A
First Trust NASDAQ® ABA Community Bank Index Fund	N/A
First Trust Dorsey Wright People's Portfolio ETF	N/A
First Trust Dow 30 Equal Weight ETF	N/A
First Trust Lunt U.S. Factor Rotation ETF	N/A
FT Cboe Vest Gold Strategy Quarterly Buffer ETF	N/A
FT Cboe Vest Gold Strategy Target Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund
First Trust Large Cap Core AlphaDEX® Fund	N/A
First Trust Mid Cap Core AlphaDEX® Fund	N/A
First Trust Small Cap Core AlphaDEX® Fund	N/A
First Trust Large Cap Value AlphaDEX® Fund	N/A
First Trust Large Cap Growth AlphaDEX® Fund	N/A
First Trust Multi Cap Value AlphaDEX® Fund	N/A
First Trust Multi Cap Growth AlphaDEX® Fund	N/A
First Trust Consumer Discretionary AlphaDEX® Fund	N/A
First Trust Consumer Staples AlphaDEX® Fund	N/A
First Trust Energy AlphaDEX® Fund	N/A
First Trust Financials AlphaDEX® Fund	N/A
First Trust Health Care AlphaDEX® Fund	N/A
First Trust Industrials/Producer Durables AlphaDEX® Fund	N/A
First Trust Materials AlphaDEX® Fund	N/A
First Trust Technology AlphaDEX® Fund	N/A
First Trust Utilities AlphaDEX® Fund	N/A
First Trust Mid Cap Growth AlphaDEX® Fund	N/A
First Trust Mid Cap Value AlphaDEX® Fund	N/A
First Trust Small Cap Growth AlphaDEX® Fund	N/A
First Trust Small Cap Value AlphaDEX® Fund	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund II
First Trust STOXX® European Select Dividend Index Fund	N/A
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	N/A
First Trust Dow Jones Global Select Dividend Index Fund	N/A
First Trust Global Wind Energy ETF	N/A
First Trust Global Engineering and Construction ETF	N/A
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	N/A
First Trust Indxx Global Natural Resources Income ETF	N/A
First Trust Indxx Global Agriculture ETF	N/A
First Trust BICK Index Fund	N/A
First Trust Indxx NextG ETF	N/A
First Trust NASDAQ Global Auto Index Fund	N/A
First Trust Cloud Computing ETF	N/A
First Trust International Equity Opportunities ETF	N/A
First Trust Nasdaq Cybersecurity ETF	N/A
First Trust IPOX® Europe Equity Opportunities ETF	N/A
First Trust Dow Jones International Internet ETF	N/A
First Trust Nasdaq Lux Digital Health Solutions ETF	N/A
First Trust Indxx Metaverse ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	N/A
First Trust Emerging Markets AlphaDEX® Fund	N/A
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	N/A
First Trust Europe AlphaDEX® Fund	N/A
First Trust Latin America AlphaDEX® Fund	N/A
First Trust Brazil AlphaDEX® Fund	N/A
First Trust China AlphaDEX® Fund	N/A
First Trust Japan AlphaDEX® Fund	N/A
First Trust Germany AlphaDEX® Fund	N/A
First Trust United Kingdom AlphaDEX® Fund	N/A
First Trust India NIFTY 50 Equal Weight ETF	N/A
First Trust Switzerland AlphaDEX® Fund	N/A
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	N/A
First Trust Emerging Markets Small Cap AlphaDEX® Fund	N/A
First Trust Eurozone AlphaDEX® ETF	N/A
Sub-Total	$1,250,000

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	N/A
First Trust Managed Municipal ETF	N/A
First Trust Long/Short Equity ETF	N/A
First Trust Emerging Markets Local Currency Bond ETF	N/A
First Trust RiverFront Dynamic Developed International ETF	N/A
First Trust RiverFront Dynamic Europe ETF	N/A
First Trust RiverFront Dynamic Emerging Markets ETF	N/A
First Trust Horizon Managed Volatility Domestic ETF	N/A
First Trust Horizon Managed Volatility Developed International ETF	N/A
First Trust California Municipal High Income ETF	N/A
First Trust Institutional Preferred Securities and Income ETF	N/A
First Trust Municipal High Income ETF	N/A
First Trust Short Duration Managed Municipal ETF	N/A
First Trust Ultra Short Duration Municipal ETF	N/A
First Trust Merger Arbitrage ETF	N/A
First Trust Horizon Managed Volatility Small/Mid ETF	N/A
First Trust New York Municipal High Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	N/A
First Trust Tactical High Yield ETF	N/A
First Trust Senior Loan Fund	N/A
First Trust Enhanced Short Maturity ETF	N/A
First Trust Low Duration Opportunities ETF	N/A
First Trust Long Duration Opportunities ETF	N/A
First Trust SSI Strategic Convertible Securities ETF	N/A
First Trust EIP Carbon Impact ETF	N/A
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF®	N/A
First Trust Limited Duration Investment Grade Corporate ETF	N/A
First Trust High Income Strategic Focus ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	N/A
Sub-Total	$600,000

First Trust Exchange-Traded Fund VI
First Trust NASDAQ Technology Dividend Index Fund	N/A
Multi-Asset Diversified Income Index Fund	N/A
First Trust S&P International Dividend Aristocrats ETF	N/A
First Trust BuyWrite Income ETF	N/A
First Trust Hedged BuyWrite Income ETF	N/A
First Trust Rising Dividend Achievers ETF	N/A
First Trust Dorsey Wright Focus 5 ETF	N/A
First Trust RBA American Industrial Renaissance® ETF	N/A
First Trust Dorsey Wright Momentum & Dividend ETF	N/A
First Trust Dorsey Wright International Focus 5 ETF	N/A
First Trust Dorsey Wright Dynamic Focus 5 ETF	N/A
First Trust SMID Cap Rising Dividend Achievers ETF	N/A
First Trust Indxx Innovative Transaction & Process ETF	N/A
First Trust Nasdaq Artificial Intelligence and Robotics ETF	N/A
First Trust Dorsey Wright Momentum & Low Volatility ETF	N/A
First Trust Dorsey Wright Momentum & Value ETF	N/A
First Trust Nasdaq Bank ETF	N/A
First Trust Nasdaq Food & Beverage ETF	N/A
First Trust Nasdaq Oil & Gas ETF	N/A
First Trust Nasdaq Pharmaceuticals ETF	N/A
First Trust Nasdaq Retail ETF	N/A
First Trust Nasdaq Semiconductor ETF	N/A
First Trust Nasdaq Transportation ETF	N/A
Developed International Equity Select ETF	N/A
Emerging Markets Equity Select ETF	N/A
Large Cap US Equity Select ETF	N/A
Mid Cap US Equity Select ETF	N/A
Small Cap US Equity Select ETF	N/A
US Equity Dividend Select ETF	N/A
First Trust Dorsey Wright DALI 1 ETF	N/A
First Trust International Developed Capital Strength ETF	N/A
First Trust Indxx Medical Devices ETF	N/A
First Trust S-Network Streaming & Gaming ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	N/A
First Trust Alternative Absolute Return Strategy ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund VIII
First Trust CEF Income Opportunity ETF	N/A
First Trust Municipal CEF Income Opportunity ETF	N/A
First Trust TCW Opportunistic Fixed Income ETF	N/A
EquityCompass Risk Manager ETF	N/A
First Trust TCW Unconstrained Plus Bond ETF	N/A
First Trust Low Duration Strategic Focus ETF	N/A
FT Cboe Vest U.S. Equity Buffer ETF - August	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	N/A
FT Cboe Vest U.S. Equity Buffer ETF - November	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	N/A
FT Cboe Vest U.S. Equity Buffer ETF - February	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	N/A
First Trust Active Factor Large Cap ETF	N/A
First Trust Active Factor Mid Cap ETF	N/A
First Trust Active Factor Small Cap ETF	N/A
First Trust TCW Securitized Plus ETF	N/A
FT Cboe Vest U.S. Equity Buffer ETF - May	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	N/A
FT Cboe Vest U.S. Equity Buffer ETF - June	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	N/A
FT Cboe Vest U.S. Equity Buffer ETF - July	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	N/A
First Multi-Manager Large Growth ETF	N/A
FT Cboe Vest Fund of Buffer ETFs	N/A
FT Cboe Vest U.S. Equity Buffer ETF- September	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF- September	N/A
FT Cboe Vest U.S. Equity Buffer ETF- October	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF- October	N/A
FT Cboe Vest U.S. Equity Buffer ETF - December	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	N/A
FT Cboe Vest Growth-100 Buffer ETF - December	N/A
FT Cboe Vest International Equity Buffer ETF - December	N/A
FT Cboe Vest Fund of Deep Buffer ETFs	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	N/A
FT Cboe Vest U.S. Equity Buffer ETF - January	N/A
FT TCW Emerging Markets Debt ETF	N/A
FT Cboe Vest U.S. Equity Buffer ETF - March	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	N/A
FT Cboe Vest Growth-100 Buffer ETF - March	N/A
FT Cboe Vest International Equity Buffer ETF - March	N/A
FT Cboe Vest U.S. Equity Buffer ETF - April	N/A
FT Cboe Vest U.S. Equity Deep Buffer - April	N/A
First Trust Innovation Leaders ETF	N/A
First Trust TCW ESG Premier Equity ETF	N/A
First Trust Expanded Technology ETF	N/A
FT Cboe Vest International Equity Buffer ETF- June	N/A
FT Cboe Vest Growth- 100 Buffer ETF - June	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	N/A
First Trust SkyBridge Crypto Industry and Digital Economy ETF	N/A
FT Cboe Vest Nasdaq-100 Buffer ETF- September	N/A
FT Cboe Vest International Equity Buffer ETF- September	N/A
First Trust Multi-Manager Small Cap Opportunities ETF	N/A
FT Cboe Vest Buffered Allocation Defensive ETF	N/A
FT Cboe Vest Buffered Allocation Growth ETF	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	N/A
FT Cboe Vest Fund of Nasdaq-100 Buffer ETFs	N/A
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF- September	N/A
Sub-Total	$2,500,000

GRAND TOTAL	$34,275,000

Appendix C

First Trust Variable Insurance Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$600
First Trust Multi Income Allocation Portfolio	$25
First Trust Dorsey Wright Tactical Core Portfolio	$33
First Trust Capital Strength Portfolio	$49
First Trust International Developed Capital Strength Portfolio	$3
Total	$710
First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	$94
First Trust Morningstar Dividend Leaders Index Fund	$2,274
First Trust US Equity Opportunities ETF	$651
First Trust NASDAQ-100 Equal Weighted Index Fund	$739
First Trust NASDAQ-100-Technology Sector Index Fund	$1,004
First Trust NYSE Arca Biotechnology Index Fund	$880
First Trust Dow Jones Internet Index Fund	$2,682
First Trust Capital Strength ETF	$5,253
First Trust Dividend Strength ETF	$11
First Trust Value Line® Dividend Index Fund	$7,679
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	$84
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	$1,391
First Trust S&P REIT Index Fund	$104
First Trust Chindia ETF	$73
First Trust Natural Gas ETF	$656
First Trust Water ETF	$815
First Trust NASDAQ® ABA Community Bank Index Fund	$57
First Trust Dorsey Wright People’s Portfolio ETF	$3
First Trust Dow 30 Equal Weight ETF	$82
First Trust Lunt U.S. Factor Rotation ETF	$215
FT Cboe Vest Gold Strategy Quarterly Buffer ETF	$9
FT Cboe Vest Gold Strategy Target Income ETF	$25
Total	$24,781
First Trust Exchange-Traded Fund II
First Trust STOXX® European Select Dividend Index Fund	$110
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	$24
First Trust Dow Jones Global Select Dividend Index Fund	$349
First Trust Global Wind Energy ETF	$168
First Trust Alerian U.S. NextGen Infrastructure ETF	$6
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$375
First Trust Indxx Global Natural Resources Income ETF	$147
First Trust Indxx Global Agriculture ETF	$16
First Trust BICK Index Fund	$32
First Trust Indxx NextG ETF	$331
First Trust S-Network Future Vehicles & Technology ETF	$28
First Trust Cloud Computing ETF	$2,090
First Trust International Equity Opportunities ETF	$226
First Trust Nasdaq Cybersecurity ETF	$3,362
First Trust IPOX® Europe Equity Opportunities ETF	$4
First Trust Dow Jones International Internet ETF	$20
First Trust Nasdaq Lux Digital Health Solutions ETF	$1
First Trust Indxx Metaverse ETF	$1
Total	$7,290
First Trust Exchange-Traded AlphaDEX® Fund
First Trust Large Cap Core AlphaDEX® Fund	$703
First Trust Mid Cap Core AlphaDEX® Fund	$616
First Trust Small Cap Core AlphaDEX® Fund	$518
First Trust Large Cap Value AlphaDEX® Fund	$726
First Trust Large Cap Growth AlphaDEX® Fund	$586
First Trust Multi Cap Value AlphaDEX® Fund	$120
First Trust Multi Cap Growth AlphaDEX® Fund	$109
First Trust Consumer Discretionary AlphaDEX® Fund	$231
First Trust Consumer Staples AlphaDEX® Fund	$406
First Trust Energy AlphaDEX® Fund	$1,262
First Trust Financials AlphaDEX® Fund	$750
First Trust Health Care AlphaDEX® Fund	$975
First Trust Industrials/Producer Durables AlphaDEX® Fund	$970
First Trust Materials AlphaDEX® Fund	$887
First Trust Technology AlphaDEX® Fund	$671
First Trust Utilities AlphaDEX® Fund	$292
First Trust Mid Cap Growth AlphaDEX® Fund	$176
First Trust Mid Cap Value AlphaDEX® Fund	$140
First Trust Small Cap Growth AlphaDEX® Fund	$135
First Trust Small Cap Value AlphaDEX® Fund	$123
Total	$10,396
First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	$252
First Trust Emerging Markets AlphaDEX® Fund	$207
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$8
First Trust Europe AlphaDEX® Fund	$169
First Trust Latin America AlphaDEX® Fund	$31
First Trust Brazil AlphaDEX® Fund	$4
First Trust China AlphaDEX® Fund	$5
First Trust Japan AlphaDEX® Fund	$20
First Trust Germany AlphaDEX® Fund	$8
First Trust United Kingdom AlphaDEX® Fund	$19
First Trust India NIFTY 50 Equal Weight ETF	$31
First Trust Switzerland AlphaDEX® Fund	$19
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	$5
First Trust Emerging Markets Small Cap AlphaDEX® Fund	$78
First Trust Eurozone AlphaDEX® ETF	$11
Total	$867
First Trust Open-End Funds
First Trust Preferred Securities and Income Fund	$164
First Trust/Confluence Small Cap Value Fund	$18
First Trust Short Duration High Income Fund	$97
First Trust Managerd Municipal Fund	$31
Total	$310
First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	$4,316
First Trust Managed Municipal ETF	$1,239
First Trust Long/Short Equity ETF	$340
First Trust Emerging Markets Local Currency Bond ETF	$88
First Trust RiverFront Dynamic Developed International ETF	$81
First Trust RiverFront Dynamic Europe ETF	$12
First Trust RiverFront Dynamic Emerging Markets ETF	$20
First Trust Horizon Managed Volatility Domestic ETF	$58
First Trust Horizon Managed Volatility Developed International ETF	$25
First Trust California Municipal High Income ETF	$83
First Trust Institutional Preferred Securities and Income ETF	$433
First Trust Municipal High Income ETF	$208
First Trust Ultra Short Duration Municipal ETF	$216
First Trust Short Duration Managed Municipal ETF	$258
First Trust Horizon Managed Volatility Small/Mid ETF	$10
First Trust Merger Arbitrage ETF	$59
First Trust New York Municipal High Income ETF	$7
Total	$7,453
First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	$1,664
First Trust Tactical High Yield ETF	$1,110
First Trust Senior Loan Fund	$2,112
First Trust Enhanced Short Maturity ETF	$4,574
First Trust Low Duration Opportunities ETF	$3,504
First Trust SSI Strategic Convertible Securities ETF	$123
First Trust EIP Carbon Impact ETF	$19
First Trust Long Duration Opportunities ETF	$13
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF®	$325
First Trust Limited Duration Investment Grade Corporate ETF	$11
First Trust High Income Strategic Focus ETF	$29
Total	$13,484
First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	$140
Total
First Trust Exchange-Traded Fund VI
First Trust NASDAQ Technology Dividend Index Fund	$1,013
Multi-Asset Diversified Income Index Fund	$315
First Trust S&P International Dividend Aristocrats ETF	$31
First Trust BuyWrite Income ETF	$70
First Trust Nasdaq BuyWrite Income ETF	$13
First Trust Rising Dividend Achievers ETF	$5,242
First Trust Dorsey Wright Focus 5 ETF	$1,917
First Trust RBA American Industrial Renaissance® ETF	$123
First Trust Dorsey Wright Momentum & Dividend ETF	$47
First Trust Dorsey Wright International Focus 5 ETF	$99
First Trust Dorsey Wright Dynamic Focus 5 ETF	$167
First Trust SMID Cap Rising Dividend Achievers ETF	$594
First Trust Indxx Innovative Transaction & Process ETF	$70
First Trust Nasdaq Artificial Intelligence and Robotics ETF	$123
First Trust Nasdaq Bank ETF	$143
First Trust Nasdaq Food & Beverage ETF	$582
First Trust Nasdaq Oil & Gas ETF	$802
First Trust Nasdaq Pharmaceuticals ETF	$25
First Trust S-Network E-Commerce ETF	$3
First Trust Nasdaq Semiconductor ETF	$47
First Trust Nasdaq Transportation ETF	$49
Developed International Equity Select ETF	$11
Emerging Markets Equity Select ETF	$6
Large Cap US Equity Select ETF	$12
Mid Cap US Equity Select ETF	$11
Small Cap US Equity Select ETF	$17
US Equity Dividend Select ETF	$12
First Trust Dorsey Wright DALI 1 ETF	$106
First Trust Dorsey Wright Momentum & Value ETF	$15
First Trust Dorsey Wright Momentum & Low Volatility ETF	$50
First Trust International Developed Capital Strength ETF	$14
First Trust Indxx Medical Devices ETF	$1
First Trust S-Network Streaming & Gaming ETF	$2
Total	$11,732
First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	$2,920
First Trust Alternative Absolute Return Strategy ETF	$141
Total	$3,061
First Trust Exchange-Traded Fund VIII
First Trust Income Opportunity ETF	$17
First Trust Flexible Municipal High Income ETF	$9
First Trust TCW Opportunistic Fixed Income ETF	$2,323
EquityCompass Risk Manager ETF	$12
First Trust TCW Unconstrained Plus Bond ETF	$893
First Trust Low Duration Strategic Focus ETF	$141
FT Cboe Vest U.S. Equity Buffer ETF - August	$201
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	$165
FT Cboe Vest U.S. Equity Buffer ETF - November	$192
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	$281
First Trust Active Factor Large Cap ETF	$3
First Trust Active Factor Mid Cap ETF	$1
First Trust Active Factor Small Cap ETF	$1
FT Cboe Vest U.S. Equity Buffer ETF - February	$172
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	$206
FT Cboe Vest U.S. Equity Buffer ETF - May	$236
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	$134
FT Cboe Vest U.S. Equity Buffer ETF - June	$205
FT Cboe Vest U.S. Equity Deep Buffer ETF -June	$121
FT Cboe Vest U.S. Equity Buffer ETF - July	$148
FT Cboe Vest U.S. Equity Deep Buffer ETF -July	$110
First Trust TCW Securitized Plus ETF	$99
First Trust Multi-Manager Large Growth ETF	$40
FT Cboe Vest Fund of Buffer ETFs	$481
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	$135
FT Cboe Vest U.S. Equity Buffer ETF - September	$142
FT Cboe Vest U.S. Equity Buffer ETF- October	$120
FT Cboe Vest U.S. Equity Deep Buffer ETF- October	$90
FT Cboe Vest U.S. Equity Buffer ETF - December	$145
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	$180
FT Cboe Vest Growth-100 Buffer ETF - December	$45
FT Cboe Vest International Equity Buffer ETF - December	$7
FT Cboe Vest Fund of Deep Buffer ETFs	$371
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	$113
FT Cboe Vest U.S. Equity Buffer ETF - January	$98
FT TCW Emerging Markets Debt ETF	$5
FT Cboe Vest U.S. Equity Buffer ETF - March	$108
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	$145
FT Cboe Vest Growth-100 Buffer ETF - March	$29
FT Cboe Vest International Equity Buffer ETF - March	$22
FT Cboe Vest U.S. Equity Buffer ETF - April	$179
FT Cboe Vest U.S. Equity Deep Buffer - April	$182
First Trust Innovation Leaders ETF	$2
First Trust TCW ESG Premier Equity ETF	$1
First Trust Expanded Technology ETF	$11
FT Cboe Vest International Equity Buffer ETF- June	$30
FT Cboe Vest Growth- 100 Buffer ETF - June	$66
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	$93
First Trust SkyBridge Crypto Industry and Digital Economy ETF	$16
FT Cboe Vest Nasdaq-100 Buffer ETF- September	$26
FT Cboe Vest International Equity Buffer ETF- September	$11
First Trust Multi-Manager Small Cap Opportunities ETF	$1
FT Cboe Vest Buffered Allocation Defensive ETF	$110
FT Cboe Vest Buffered Allocation Growth ETF	$106
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	$54
FT Cboe Vest Fund of Nasdaq-100 Buffer ETFs	$8
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF- September	$38
Total	$8,880

First Trust Closed-End Funds
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	$50
First Trust Energy Income and Growth Fund	$196
First Trust Enhanced Equity Income Fund	$218
First Trust/abrdn Global Opportunity Income Fund	$44
First Trust Mortgage Income Fund	$36
First Trust/abrdn Emerging Opportunity Fund	$32
First Trust Specialty Finance and Financial Opportunities Fund	$33
First Trust Senior Floating Rate Income Fund II	$196
First Trust High Income Long/Short Fund	$289
First Trust Energy Infrastructure Fund	$173
First Trust MLP and Energy Income Fund	$266
First Trust New Opportunities MLP & Energy Fund	$107
First Trust Intermediate Duration Preferred & Income Fund	$787
First Trust Dynamic Europe Equity Income Fund	$131
First Trust High Yield Opportunities 2027 Term Fund	$405
Total	$2,963
$92,067

First Trust Advisors L.P.	$53,705
First Trust Portfolios L.P.	$7,672
Total	$153,444